Differences between Income Taxes Calculated at Federal Statutory Rate and Income Tax Expense (Detail) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Schedule Of Income Taxes [Line Items]
Federal taxes based on statutory rate	$ 2,867,834	$ 2,901,869	$ 3,143,298
State income taxes, net of federal benefit	178,275	139,785	240,380
Tax-exempt investment interest	(1,231,567)	(1,201,271)	(1,222,904)
Other, net	(163,734)	(523,321)	(78,313)
Income tax expense	$ 1,650,808	$ 1,317,062	$ 2,082,461